FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2004

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)

    NEW YORK                    0-30512                         14-1804460
----------------------   -----------------------              -----------------
State or other          (Commission File Number)                (IRS Employer
jurisdiction of                                                  Identification
incorporon)                                                      Number)

284 South Avenue, Poughkeepsie, New York                12601-4879
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02(b). Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 31, 2004, Paul J. Ganci, a Director of CH Energy Group, Inc. ("Energy Group"), resigned from Energy Group's Board of Directors, effective January 1, 2005.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CH ENERGY GROUP, INC.
                                                (Registrant)



                                                By:  /s/ Christopher M. Capone
                                                    ---------------------------
                                                    Christopher M. Capone
                                                    Chief Financial Officer and
                                                    Treasurer

Dated:  January 3, 2005